UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2026

AtlasClear Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41956	92-2303797
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2203 Lois Ave., Ste. 814 Tampa, FL	33607
(Address of principal executive offices)	(Zip Code)

(727) 446-6660

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ATCH	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 27, 2026, AtlasClear Holdings, Inc. (the “Company”) held an annual meeting of stockholders (the “Annual Meeting”). Stockholders were asked to vote on three proposals: the election of six nominees for director, a proposal to amend the Company’s 2024 Equity Incentive Plan (the “Plan”), and the ratification of the appointment of Haynie & Company, each as described in the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on April 30, 2026, as supplemented by additional proxy materials filed with the SEC on May 12, 2026 (collectively, the “Proxy Statement”).

On April 27, 2026, the record date for the Annual Meeting, there were an aggregate of 150,337,774 shares of the Company’s common stock outstanding and entitled to be voted at the Annual Meeting. At the Annual Meeting, 59,305,797 shares of Common Stock, or approximately 39.4% of the shares entitled to vote at the Annual Meeting, were represented in person or by proxy, constituting a quorum. The final voting results for each proposal submitted to a vote are set forth below.

Director Election Proposal

The stockholders of the Company approved the proposal to elect each of the six directors named as nominees in the Proxy Statement, each to serve until the end of the annual general meeting of shareholders to be held in respect of the fiscal year ended June 30, 2027, or as to each, until their respective successors are elected and qualified, or their earlier death, resignation, disqualification or removal.

Name	Votes For	Votes Withheld	Broker Non-Votes
John Schaible	25,729,484	2,942,920	30,633,393
Craig Ridenhour	25,725,762	2,946,642	30,633,393
Thomas Hammond	26,171,031	2,501,373	30,633,393
Sandip Patel	25,539,106	3,133,298	30,633,393
Robert Keyser	27,187,355	1,485,049	30,633,393
Steven Carlson	26,278,965	2,393,439	30,633,393

Equity Incentive Plan Amendment Proposal

The stockholders of the Company approved the proposal to approve an amendment to the Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 15,000,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,515,189	9,025,146	132,069	30,633,393

Auditor Ratification Proposal

The stockholders of the Company approved the proposal to ratify the appointment of Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026.

Votes For	Votes Against	Abstentions
56,816,612	2,292,692	196,493

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLASCLEAR HOLDINGS, INC.

Date: May 29, 2026	/s/ John Schaible
Name: John Schaible
Title: Executive Chairman